AS OF 2/19/2013

Exhibit 10.13

FORM OF INDEMNIFICATION AGREEMENT

RTI International Metal, Inc. has entered into an Indemnification Agreement in the form attached with each of the individuals listed below, effective as of the date set forth opposite such individual’s name.

Name and Title	Date
Daniel I. Booker, Director	May 6, 2005
Ronald L. Gallatin, Director	May 6, 2005
Robert M. Hernandez, Director	May 6, 2005
Edith E. Holiday, Director	May 6, 2005
Jerry Howard, Director	April 26, 2013
Bryan T. Moss, Director	June 1, 2008
Rokus L. van Iperen, Director	July 28, 2011
Mario Longhi, Director	April 26, 2013
James A. Williams, Director	August 7, 2005
Arthur B. Winkleblack, Director	December 1, 2013
Dawne S. Hickton, Vice Chair, President & Chief Executive Officer and Director	May 6, 2005
William T. Hull, Senior Vice President & Chief Financial Officer	November 9, 2005
James L. McCarley, Executive Vice President – Operations	May 17, 2010
Patricia A. O’Connell, Executive Vice President – Commercial	February 21, 2013
William F. Strome, Senior Vice President – Finance & Administration	November 19, 2007
Chad Whalen, General Counsel & Senior Vice President – Government Relations	February 19, 2007
Loretta L. Benec, Assistant General Counsel & Secretary	April 26, 2013